EDISON INTERNATIONAL

                  OFFICER LONG-TERM INCENTIVE COMPENSATION PLAN


                   Amended and Restated as of January 1, 1998


WHEREAS, the Officer Long-Term Incentive Compensation Plan was approved by the shareholders of SCEcorp on April 16, 1992 and was amended and restated as the Edison International Officer Long-Term Incentive Compensation Plan ("Plan") on February 15, 1996; and

WHEREAS, it is deemed appropriate to amend and restate the Plan to reflect amendments addressing deferral of award gains;

NOW, THEREFORE, the Plan is restated subject to the following terms and conditions:


1. Purpose.
The purpose of the Edison International Officer Long-Term Incentive Compensation Plan is to improve the long-term financial and operational performance of Edison International and its affiliates by providing eligible Participants a financial incentive which reinforces and recognizes long-term corporate, organizational and individual performance and accomplishments. The Plan is intended to promote the interests of Edison International and its shareholders by encouraging eligible Participants to acquire stock or increase their proprietary interest in Edison International.

2. Definitions.
Whenever the following terms are used in this Plan, they will have the meanings specified below unless the context clearly indicates the contrary:

"Board of Directors" or "Board" means the Board of Directors of Edison International.

"Cash Equivalent" means a stock-based award payable in cash only granted pursuant to Section 14.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Compensation and Executive Personnel Committee of the Board of Directors excluding those members ineligible to administer this Plan as determined under Section 4.

"Common Stock" means the common shares of Edison International.


<PAGE 1>


"Company" means Edison International or the Edison International affiliate employing the Participant.

"Dividend Equivalent" means the additional amount of cash or Common Stock as described in Section 12.

"Eligible Person" or "Participant" means an officer of the Company whose participation has been approved by the Committee, including without limitation, executive officers under Section 16 of the Securities Exchange Act of 1934, as amended, but excluding those persons participating in the Edison International Management Long-Term Incentive Compensation Plan.

"Fair Market Value" means the average of the highest and lowest sale prices for the Common Stock as reported in the western edition of The Wall Street Journal for the New York Stock Exchange Composite Transactions for the date as of which such determination is made.

"Holder" means a person holding an Incentive Award.

"Incentive Award" means any award (including any award or crediting of Stock Units) which may be made under the Plan by the Committee.

"Incentive Stock Option" means an option as defined under Section 422A of the Code granted pursuant to Section 7 of the Plan.

"Nonqualified Stock Option" means an option, other than an Incentive Stock Option, granted pursuant to Section 6 of the Plan.

"Option" means either a Nonqualified Stock Option or Incentive Stock Option.

"Performance Award" means an award granted pursuant to Section 10 which may be based on stock value, book value, or other specific performance criteria.

"Plan" means the Officer Long-Term Incentive Compensation Plan as set forth herein, which may be amended from time-to-time.

"Restricted Stock" means Common Stock granted or awarded pursuant to Section 8 of the Plan, which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

"Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and effective August 15, 1996.



<PAGE 2>


"Stock   Appreciation   Equivalent"   means  an  award  based  on  Common  Stock
appreciation or other specific performance criteria which is granted pursuant to
Section 11.

"Stock Appreciation Right" or "Right" means a right granted pursuant to Section 9 of the Plan.

"Stock Payment" means a payment pursuant to Section 13 in shares of Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Participant in cash.

"Stock Unit" means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (subject to adjustment).

3. Aggregate Awards Under Plan.
Pursuant to the terms of the Plan, and subject to the provisions of this Section 3 and Section 16 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Incentive Awards, and the total aggregate value of Incentive Awards other than Dividend Equivalents which are payable in a form other than Common Stock, will not exceed 3 million shares, or the fair market value of such shares as determined on the dates of payment of the Incentive Awards. On an annual basis, as long as any Incentive Awards are outstanding and have not been paid, Dividend Equivalents payable in cash will not exceed the annual dividend payable on 3 million shares of Common Stock.

The shares to be delivered under the Plan will be made available, at the discretion of the Board or Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by Edison International including shares purchased on the open market.

If any Incentive Award expires, is forfeited, is canceled, or otherwise terminates for any reason other than upon exercise or payment, the shares of Common Stock (provided the Participant receives no benefit of ownership) or equivalent value that could have been delivered will not be charged against the limitations provided above and may again be made subject to Incentive Awards. However, shares subject to Stock Appreciation Rights settled in cash will not be charged against the share limitations provided above, but only against the fair market value limitation.

4. Administration. The Plan will be administered by the Committee, which will consist of those directors on the Compensation and Executive Personnel Committee of the Board who qualify as Non-Employee Directors under Rule 16b-3. The Board shall ensure at least two members are qualified to administer the Plan.


<PAGE 3>


The Committee has, and may exercise, such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has sole authority in its discretion to determine the Officers to whom, and the time or times at which, Incentive Awards may be granted, the nature of the Incentive Award, the number of shares of Common Stock or the amount of cash that makes up each Incentive Award, the pricing and amount of any Incentive Award, the objectives, goals and performance criteria (which need not be identical) utilized to measure the value of Incentive Awards, the form of payment (cash or Common Stock or a combination thereof) payable upon the event or events giving rise to payment of an Incentive Award, the vesting schedule of any Incentive Award, the term of any Incentive Award, and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to a Participant who has previously received Incentive Awards whether such prior Incentive Awards are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Awards. The purchase price or initial value of the Incentive Awards may be established by the Committee without regard to the existing Incentive Awards or such other grants. Further, the Committee may, with the consent of a Participant, amend the terms of any existing Incentive Award previously granted to include or amend any provisions which could be incorporated in such an Incentive Award at the time of such amendment.

The Committee has the sole authority to interpret the Plan, to determine the terms and provisions of the Incentive Award agreements, and to make all determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. The Committee may delegate to one or more agents such nondiscretionary administrative duties as it may deem advisable.

No member of the Board or the Committee or agent or designee thereof will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan.

Notwithstanding the provisions of Section 18 and Section 20 regarding the term of the Plan, all authority of the Board and the Committee with respect to Incentive Awards hereunder, including (subject to share limits) the authority to amend outstanding Incentive Awards shall continue after the term of the Plan, so long as any Incentive Award remains outstanding. The Committee shall have the authority to grant Incentive Awards under any deferred compensation plan of the Company, consistent with Section 15. Any such settlement or deferral shall not be deemed a new award hereunder so long as all shares issuable in respect thereto do not exceed the aggregate number of shares subject to the Incentive Awards so paid thereby. The authority of the Committee shall continue in respect of any deferral so authorized.



<PAGE 4>


5. Eligibility and Date of Grant.
The Committee has authority, in its sole discretion, to determine and designate from time-to-time those Eligible Persons who are to be granted Incentive Awards, the type of Incentive Awards to be granted, the times at which Incentive Awards will be granted, the prices of Incentive Awards (which may be any lawful consideration determined by the Committee), the amount of any Incentive Award, and the number of shares of Common Stock or the amount of cash subject to each Incentive Award.

Each Incentive Award will be evidenced by a written instrument and may include any other terms and conditions consistent with the Plan as the Committee may in its discretion determine. The date of grant of an Incentive Award will be the date of the Agreement between the Company and the Participant.

6. Nonqualified Stock Options.
The Committee may approve the grant of Nonqualified Stock Options to Eligible Persons, subject to the following terms and conditions:

(a) The purchase price of Common Stock under each Nonqualified Stock Option may not be less than one hundred percent of the Fair Market Value of the Common Stock on the date the Nonqualified Stock Option is granted.

(b) No Nonqualified Stock Option may be exercised after ten years and one day from the date of grant.

(c) Upon the exercise of a Nonqualified Stock Option, the purchase price will be payable in full in cash and/or its equivalent, such as Common Stock, acceptable to Edison International. Any shares so assigned and delivered to Edison International in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.

(d) No fractional shares will be issued pursuant to the exercise of a Nonqualified Stock Option. Only cash payments will be made in lieu of fractional shares.

7. Incentive Stock Options.
The Committee may approve the grant of Incentive Stock Options to Eligible Persons, subject to the following terms and conditions:

(a) The purchase price of each share of Common Stock under an Incentive Stock Option will be at least equal to the Fair Market Value of a share of the Common Stock on the date of grant; provided, however, that if a Participant, at the time an Incentive Stock Option is granted, owns stock representing more than ten (10%) percent of the total combined voting power of all classes of stock of Edison International (as defined in Section 425(e) or (d) of the Code), then the exercise price of each share of Common Stock subject to such Incentive Stock Option shall be at least one hundred and ten


<PAGE 5>




(110%) percent of the Fair Market Value of such share of Common Stock, as determined in the manner stated in this paragraph.

(b) No Incentive Stock Option may be exercised after ten (10) years from the date of the grant. Each Incentive Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

(c) Upon the exercise of an Incentive Stock Option, the purchase price will be payable in full in cash and/or its equivalent, such as Common Stock, acceptable to Edison International. Any shares so assigned and delivered to Edison International in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.

(d) The Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares of Common Stock for which any Participant may be granted Incentive Stock Options that are first exercisable during any one calendar year (including Incentive Stock Options under all plans of the Company) will not in the aggregate exceed One Hundred Thousand ($100,000) Dollars.

(e) No fractional share will be issued pursuant to the exercise of an Incentive Stock Option. Only cash payments will be made in lieu of fractional shares.

8. Restricted Stock.
The Committee may approve the grant or award of Restricted Stock to Eligible Persons subject to the conditions of this Section 8.

(a) All shares of Restricted Stock granted or awarded pursuant to the Plan (including any shares of Restricted Stock received by the Holder as a result of stock dividends, stock splits, or any other forms of adjustment) will be subject to the following restrictions:

     (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.

     (ii) The Committee may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock granted or awarded pursuant to the Plan will remain in the physical custody of an escrow holder or Edison International until all restrictions are removed or expire.

     (iii)Each certificate representing Restricted Stock granted or awarded pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed on the Restricted Stock.

     (iv) The Committee may impose restrictions on any shares granted or awarded as it may deem advisable, including, without limitation, restrictions designed to facilitate exemption from or compliance with the




<PAGE 6>




          Securities Exchange Act of 1934, as amended, with requirements of any stock exchange upon which such shares or shares of the same class are then listed, and with any blue sky or other securities laws applicable to such shares.

(b) The restrictions imposed under subparagraph (a) above upon Restricted Stock will lapse in accordance with a schedule or other conditions as determined by the Committee, subject to the provisions of Sections 18 and 19.

(c) Upon acceptance of the Restricted Stock offer, the purchase price, if any, established by the Committee will be payable in full in cash and/or its equivalent, such as Common Stock, acceptable to Edison International.

(d) Subject to the provisions of subparagraph (a) above and Section 19, the Holder will have all rights of a shareholder with respect to the Restricted Stock granted or awarded, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

9. Stock Appreciation Rights.
The Committee may approve the grant of Rights related or unrelated to Options to Eligible Persons, subject to the following terms and conditions:

(a)  A Stock Appreciation Right may be granted:

         (i)      at any time if unrelated to an option;

         (ii) either at the time of grant, or at any time thereafter during the option term if related to a Nonqualified Stock Option;

         (iii)  only at the time of  grant  if  related  to an  Incentive  Stock
Option.

(b) A Stock Appreciation Right grant in connection with an Option will entitle the Holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 9(d). Such Option will, to the extent surrendered, then cease to be exercisable.

(c) Subject to Section 9(g), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(d) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying:





<PAGE 7>








     (i) The difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

     (ii) The number of shares to which such Stock Appreciation Right has been exercised.

(e) The Committee may grant Stock Appreciation Rights unrelated to Options to Eligible Persons. Section 9(d) shall be used to determine the amount payable at exercise of such Stock Appreciation Right(s) if Fair Market Value is not used, except that Fair Market Value shall not be used if the Committee specified in the award that book value or another measure as deemed appropriate by the Committee was to be used. In applying the formula in Section 9(d), the initial share value specified in the Stock Appreciation Right award shall be used in lieu of the price "specified in the related Option."

(f) Payment of the amount determined under Section 9(d) or (e) may be made solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, at the sole discretion of the Committee, solely in cash or in a combination of cash and shares as the Committee deems advisable. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, no fractional share will be issued. Payment for the fractional share will be made in cash only.

(g) The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3, as applicable (or any other comparable provisions in effect at the time or times in question). Without limiting the generality of the foregoing, the Committee may determine that a Stock Appreciation Right may be exercised only during the period beginning on the third business day and ending on the twelfth business day following the publication of Edison International's quarterly and annual summarized financial data.

10. Performance Awards.
The Committee may approve Performance Awards to Eligible Persons. Such awards may be based on Common Stock performance over a period determined in advance by the Committee or any other measures as determined appropriate by the Committee. Payment will be in cash unless replaced by a Stock Payment in full or in part as determined by the Committee.

11. Stock Appreciation Equivalents.
The Committee may approve Stock Appreciation Equivalents to Eligible Persons. Such awards may be based on Common Stock performance over a period determined in advance by the Committee, or any other measures as determined appropriate by the






<PAGE 8>


Committee. Payment will be in cash unless replaced by a Stock Payment in full or in part as determined by the Committee.

12.  Dividend Equivalents.
The Committee may approve Dividend Equivalents based on the dividends declared on the Common Stock on record dates during the period between the date an Incentive Award is granted and the date such Incentive Award is exercised or paid. Dividend Equivalents may be awarded separately or in connection with Incentive Awards payable, whether payable in cash or Common Stock. Subject to Sections 3 and 16, such Dividend Equivalents shall be converted to cash or additional shares by such formula and at such time as may be determined by the Committee.

13.  Stock Payments.
The Committee may approve Stock Payments of Common Stock to Eligible Persons for all or any portion of the compensation (other than base salary) that would otherwise become payable to a Participant in cash.

Notwithstanding anything to the contrary contained in this Plan, if the written instrument evidencing any Incentive Award states that the Incentive Award(s) will be paid in cash, the Committee may not make a Stock Payment in lieu thereof, and the Incentive Award(s) will be redeemable or exercisable by the Holder only for cash.

14.  Cash Equivalents.
The Committee may grant any Incentive Award permitted under the Plan which is otherwise payable in stock in the form of a cash equivalent award.

15.  Deferral of Payment.
The Committee may grant Incentive Awards which allow, and amend Incentive Awards to allow, the delayed payment or delivery of any cash or shares of Common Stock which may become due under the Plan. Any such delayed payment or delivery must be specifically allowable under the terms of the Incentive Award agreement. The deferral of any cash payable in respect of an Incentive Award may be in the form of a credit to the Participant's deferral account under the Edison International Executive Deferred Compensation Plan, or any other deferral plan of the Company; the deferral of any shares of Common Stock distributable upon the exercise of a Nonqualified Stock Option may be in the form of Stock Units under the Edison International Option Gain Deferral Plan. In the event that the purchase price of a Nonqualified Stock Option is paid in full in shares of Common Stock and the delivery of shares of Common Stock in excess of the option price is deferred under the Option Gain Deferral Plan, Stock Units may be credited in respect of such excess shares and earn dividend equivalents or other compensation in respect thereof, and the number of shares of Common Stock issued in respect of the deferred shares may include the number of such deferred shares and the number of Stock Units credited as dividend equivalents (subject to share limits).



<PAGE 9>



16.  Adjustment Provisions.
Subject to the provisions of this Section 16 below, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of Edison International, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Section 3 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Incentive Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Incentive Awards without change in the aggregate purchase price or value as to which Incentive Awards remain exercisable or subject to restrictions.

Despite the foregoing, upon dissolution or liquidation of Edison International, or upon a reorganization, merger, or consolidation of Edison International with one or more corporations as a result of which Edison International is not the surviving corporation, or upon the sale of all or substantially all the property of Edison International, all Options, Stock Appreciation Rights, and other Incentive Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions on Restricted Stock will immediately cease, unless provisions are made in connection with such transaction for the continuance of the Plan and the assumption of or the substitution for such Incentive Awards of new Options, Stock Appreciation Rights, or other Incentive Awards, or Restricted Stock covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

Any adjustments pursuant to this Section will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

Notwithstanding the foregoing, if a reorganization, merger, consolidation, or other corporate transaction is consummated following and related to the occurrence of a Distribution Date, as that term is defined in the Rights Agreement approved by the Edison International Board of Directors on November 20, 1996, as a result of which Edison International is not the surviving corporation, all Options, Stock Appreciation Rights, and other Incentive Awards then outstanding under the Plan will fully vest and all restrictions on Restricted Stock will immediately cease. This Plan may not be terminated, nor may any Incentive Award be cashed out, modified or terminated without the consent of the holder, by Edison International or its successor in interest during the subsequent period necessary to allow Incentive Awards to remain exercisable for at least two years following the close of the transaction, or where applicable, through the first exercise period occurring at least two years after the close of the transaction.



<PAGE 10>


During such subsequent period, valuation procedures and exercise periods will occur on a basis consistent with past practice.

17.  General Provisions.
(a) With respect to any share of Common Stock issued or transferred under any provision of the Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee may direct.

(b) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Holder any right to continue in the employ of the Company or affect the right of the Company to terminate the employment of any Holder at any time with or without cause.

(c) No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules, and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issue of shares pursuant to the grant or exercise of an Incentive Award, Edison International may require the Holder to take any reasonable action to meet such requirements.

(d) No Holder (individually or as a member of a group) and no beneficiary or other person claiming under or through such Holder will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Holder.

(e) Edison International may make such provisions as it deems appropriate to withhold any taxes which it determines it is required to withhold in connection with any Incentive Award. Subject to this Section 17(e), however, and without in anyway limiting the generality of Section 9, the Committee, in its sole discretion and subject to such rules as the Committee may adopt, may permit Participants to elect (i) cash settlement of any Incentive Award, or (ii) to apply a portion of the shares of Common Stock they are otherwise entitled to receive pursuant to an Incentive Award, or shares of Common Stock already owned, to satisfy the tax withholding obligation arising from the receipt, vesting, or exercise of any Incentive Award, as applicable.

(f) No Incentive Award and no right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge, or charge of any nature, or otherwise transferable (meaning, without limitation, that such Incentive Award or right is exercisable during the Holder's lifetime only by him or her or by his or her guardian or legal representative) except that, under such rules and regulations as Edison International may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of a Holder of such Incentive Award, and Incentive Awards may be transferred pursuant to a qualified



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domestic  relations  order as  defined  by the  Code or Title I of the  Employee
Retirement Income Security Act, or the regulations promulgated thereunder. If such beneficiary is the executor or administrator of the estate of the Holder of such Incentive Award, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the Holder of such Incentive Award, or, in the case of intestacy, under the laws relating to intestacy.

(g) Notwithstanding Section 17(f), the Committee may, to the extent permitted by applicable law and Rule 16b-3, as applicable, permit a Holder to assign the rights to exercise Options or Rights to a trust or to exercise options or rights in favor of a trust, provided that, in the case of Incentive Stock Options, such exercise in favor of a trust shall be permitted only if and to the extent that such exercise is not deemed to be a transfer to or exercise by someone other than the Holder in contravention of Section 422A(b)(5) of the Code.

(h) Whenever a Holder is entitled to receive cash in lieu of a fractional share, recognizing that such payment may be deemed a sale of the underlying Common Stock under Section 16 of the Securities Exchange Act of 1934, as amended, the Holder may alternatively elect, at least six months in advance of the payment date, to receive the cash payment or to forfeit his or her rights to such cash payment. This election will be evidenced in the Incentive Award agreement.

(i) This Plan shall be governed by the laws of the State of California.

18. Amendment and Termination of the Plan.
The Board of Directors or the Committee will have the power, in its discretion, to amend, suspend, or terminate the Plan at any time. No such amendment will, without approval of the shareholders of Edison International to the extent required by law or the rules of any exchange upon which the Common Stock is listed, and except as provided in Section 16 of the Plan:

(a) Materially modify the requirements as to eligibility for participation in the Plan;

(b) Materially increase the benefits accruing to Eligible Persons under the Plan; or

(c) Materially increase the number of securities which may be issued under the Plan.

The Committee may, with the consent of a Holder, make such modifications in the terms and conditions of any Incentive Award as it deems advisable or cancel the Incentive Award (with or without consideration). No amendment, suspension, or termination of the Plan will, without the consent of the Holder, alter, terminate, impair, or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.



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19. Termination of Employment.
(a) A Stock Appreciation Right or an Option held by a person who was an employee at the time such Right or Option was granted will expire immediately if and when the Holder ceases to be an employee, except as follows:

     (i) If the employment of a Participant is terminated by the Company other than for cause, then the Stock Appreciation Rights and Options will expire six months thereafter unless the terms of the Incentive Award agreement specify otherwise. For purposes of this provision, termination "for cause" shall include, but shall not be limited to, termination because of dishonesty, criminal offense, or violation of work rule, and shall be determined by, and in the sole discretion of, the Company. During the six-month period, the Stock Appreciation Rights and Options may be exercised in accordance with their terms, but only to the extent exercisable on the date of termination of employment.

     (ii) If a Participant dies or becomes permanently and totally disabled while employed by the Company, the Stock Appreciation Rights and Options of the Participant will expire three years after the date of death or permanent and total disability unless the terms of the Incentive Award agreement specify otherwise. If the Participant dies or becomes permanently and totally disabled within the six-month period referred to in subparagraph (a) above, the Stock Appreciation Rights and Options will expire six months after the date of death or permanent and total disability, unless the terms of the Incentive Award agreement specify otherwise.

(b) In the event a Holder of other Incentive Awards ceases to be an employee, all such Incentive Awards will terminate except in the case of retirement, death, or permanent and total disability. To be eligible for the full amount of any such Incentive Award, an individual must have been a Participant for the entire period to which the Incentive Award applies. Pro-rata awards may be distributed to Participants who are discharged or who terminate their employment for reasons other than incompetence, misconduct or fraud, or who retired or became disabled during the incentive period, or who were Participants for less than the full incentive period. A pro-rata award may be made to a Participant's designated beneficiary in the event of death of a Participant during an incentive period prior to an award being made.

(c) The Committee may in its sole discretion determine, with respect to an Incentive Award, that any Holder who is on a leave of absence for any reason will be considered as still in the employ of the Company, provided that rights to such Incentive Award during an unpaid leave of absence will be limited to the extent to which such right was earned or vested at the commencement of such leave of absence.

(d) The Committee may vary the strict requirements of this Section 19 by agreement at the time of grant, or on a case-by-case basis thereafter, as it deems appropriate and in the best interests of Edison International. The Committee may accelerate the vesting


<PAGE 13>



of all, or a portion of any Incentive Award, and may extend the above-described exercise periods to as long as the term provided in the original Incentive Award agreement.

20. Effective Date of Plan and Duration of Plan.
This Plan as amended and restated will become effective on the date specified by the Board of Directors of Edison International, subject, however, to approval by the stockholders of Edison International at their next annual meeting or at any adjournment thereof, within twelve (12) months following the date of its adoption by the Board of Directors. Unless previously terminated by the Board of Directors, the Plan will terminate April 16, 2002.


                                              EDISON INTERNATIONAL


                                                Lillian R. Gorman
                                      -------------------------------------
                                                Lillian R. Gorman
                                                 Vice President




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